Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

MProved Systematic Merger Arbitrage Fund

Investor Class
(Trading Symbol: MMAJX)

Institutional Class
(Trading Symbol: MMAQX)

A Series of Series Portfolios Trust (the “Trust”)

Supplement dated March 31, 2021 to the Prospectus and Summary Prospectus dated April 30, 2020 (the “Prospectus”)

The Trust, on behalf of the MProved Systematic Merger Arbitrage Fund (the “Fund”) and Magnetar Asset Management LLC (the “Adviser”), as investment adviser of the Fund, have agreed to extend the expiration date of the Fund’s operating expense limit described in the section titled Fees and Expenses of the Fund to April 30, 2022.

Please retain this supplement with your Prospectus and Summary Prospectus